UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

Lamb Weston Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37830	61-1797411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 S. Rivershore Lane	83616
Eagle, Idaho	(Zip Code)
(Address of principal executive offices)

(208) 938-1047
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 28, 2023, we held our annual meeting of stockholders in Eagle, Idaho. A total of 128,519,422 shares of our common stock, or approximately 88% of our outstanding shares of common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	Our stockholders elected 11 directors to each serve a one-year term on our Board of Directors (the “Board”) until our 2024 annual meeting of stockholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

Director	For	Against	Abstain	Broker Non -Votes
Peter J. Bensen	116,443,155	271,946	168,877	11,635,444
Charles A. Blixt	103,185,032	13,527,930	171,016	11,635,444
Robert J. Coviello	112,353,391	4,362,893	167,694	11,635,444
Rita Fisher	116,514,613	212,116	157,249	11,635,444
André J. Hawaux	116,370,911	342,659	170,408	11,635,444
W.G. Jurgensen	112,846,434	3,847,790	189,754	11,635,444
Thomas P. Maurer	116,380,111	331,874	171,993	11,635,444
Hala G. Moddelmog	112,431,035	4,289,516	163,427	11,635,444
Robert A. Niblock	116,436,310	275,201	172,467	11,635,444
Maria Renna Sharpe	111,249,475	5,478,621	155,882	11,635,444
Thomas P. Werner	116,376,775	332,426	174,777	11,635,444

2.	Our stockholders approved the advisory proposal for our fiscal 2023 executive compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
102,350,892	14,128,705	404,381	11,635,444

3.	Our stockholders approved the advisory proposal on the frequency for future advisory proposals to approve our executive compensation with a frequency of one year, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
114,453,469	157,719	2,101,866	170,924	11,635,444

Based on the results of this advisory proposal, and in accordance with the Board’s recommendation, the Board has determined to include an advisory proposal on executive compensation every year until the next required advisory proposal on the frequency of future advisory proposals to approve our executive compensation.

4.	Our stockholders ratified the selection of KPMG LLP as our independent auditors for the fiscal year ending May 26, 2024, based on the following voting results:

For	Against	Abstain
128,009,627	372,951	136,844

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMB WESTON HOLDINGS, INC.

	By:	/s/ Eryk J. Spytek
		Name:	Eryk J. Spytek
		Title:	General Counsel and Chief Compliance Officer

Date: October 2, 2023